UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 19, 2005
Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices and zip code)
(905) 319-1237
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
PRESENTATIONS

Section 7 —Regulation FD
Item 7.01 Regulation FD Disclosure
On September 19, 2005, the Company is making a presentation at the Banc of America Securities Annual Investment Conference. The Company is also making a presentation at the Sanders Morris Harris Investor Growth Conference on September 23, 2005. The presentation slides are attached as an exhibit to this Form 8-K and are also available on the Company’s website at http://www.wasteservicesinc.com.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
99.1	September 19, 2005 and September 23, 2005 Presentations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASTE SERVICES, INC.

By: /s/ Ivan R. Cairns

Ivan R. Cairns
Executive Vice President,
General Counsel & Secretary

Date: September 19, 2005